UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    July 1, 2010

First M & F Corporation
(Exact name of registrant as specified in its charter)

Mississippi	0-9424	64-0636653
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

134 West Washington Street, Kosciusko, MS	39090
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (662) 289-5121

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01 Regulation FD Disclosure

On June 30, 2010, First M & F Corporation issued a letter with the second quarter dividend check discussing recent financial performance and the June 30, 2010 dividend. On July 1, 2010 a copy of this letter was also sent to stockholders of shares held by banks and brokers. A copy of the letter is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Letter to shareholders dated June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST M & F CORPORATION

Date: July 1, 2010

/s/ John G. Copeland

Name: John G. Copeland
Title: EVP & Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Letter dated June 30, 2010